UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2019

JAGGED PEAK ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-37995 (Commission File Number)	81-3943703 (I.R.S. Employer Identification Number)

1401 Lawrence St., Suite 1800
Denver, Colorado 80202

(720) 215-3700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 22, 2019, the Board of Directors (the “Board”) of Jagged Peak Energy Inc. (the “Company”) appointed Janeen S. Judah to serve as a Class III director of the Company. The Board has determined to not appoint Ms. Judah to any committees of the Board at the time of her appointment. The Board plans to review committee assignments in connection with the Company’s annual meeting on May 7, 2019.

Ms. Judah has more than 35 years of operational, managerial, and environmental experience in the oil and gas industry and retired from Chevron Corporation (“Chevron”) in 2018. Ms. Judah held numerous leadership positions at Chevron, including General Manager of Chevron’s Southern Africa business unit, President of Chevron Environmental Management Company and General Manager of Reservoir and Production Engineering for Chevron Energy Technology Company. Ms. Judah served as the President of the Society of Petroleum Engineers (“SPE”) from September 2016 to October 2017 while on secondment from Chevron, and as a member of the Board of Directors of SPE from 2003 to 2006 and from 2012 to 2018. Before joining Chevron in 1998, she held various upstream petroleum engineering positions for Texaco, Inc. and Atlantic Richfield Company (ARCO).

Ms. Judah will participate in the Company’s standard non-employee director compensation arrangements prorated for her term of service that are paid on a quarterly basis pursuant to which non-employee directors receive an annual cash retainer equal to $85,000 and an annual equity grant of $175,000 that generally vests approximately one-year after grant on the date immediately prior to the date of the Company’s annual stockholder meeting. In addition, Ms. Judah will enter into the Company’s Indemnification Agreement, a form of which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Committee on May 12, 2017. There are no other arrangements or understandings pursuant to which Ms. Judah was appointed as a director. Further, Ms. Judah has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGGED PEAK ENERGY INC.

Date:	April 24, 2019

		By:	/s/ Christopher I. Humber
		Name:	Christopher I. Humber
		Title:	Executive Vice President, General Counsel & Secretary